SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of earliest event reported): September 20, 2005


                        SAFE TRANSPORTATION SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


          FLORIDA                       000-26631             59-3567558
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(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)        Identification No.)


                          429 Lennox Avenue, Suite 5C11
                              Miami Beach FL 33139
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  +44 7798 566679
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                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

On September 20, 2005, shareholders representing a majority of the approximately
19.6 million validly issued and outstanding shares of Safe Transportation Systems, Inc. (the "Company) acted by written consent to approve the following corporate actions: (i) removal of Mr. Ian Pallet and Mr. Lawrence Brady from the board of directors of the Company, (ii) election of a new board of directors and appointment of corporate officers, (iii) reinstatement of the Company in the State of Florida, (iv) appointment of a new Registered Agent and Registered Office in the State of Florida, (v) filing a Form 8-K with the United States Securities and Exchange Commission disclosing the corporate actions undertaken by the majority shareholders.

Tim Meyrick (49)
Mr. Meyrick has been Managing Director of Safe Europe plc, a UK based company, since July 2001. He was previously managing director of Monet Group Inc in Europe from 1997 to 2000, the European division of a US Company. From 1990 to 1995 he was a director of Megnadon Group, a private UK company with apparel and retail operations. From 1984 to 1990 he was managing director of Pineapple PLC. He has a BA in History from University College London.

Paul Marriott (37)
Mr. Marriott has worked his entire career in the road transport industry. He joined Safe Europe Plc in 2001 as Operations Director. Prior to this he started and operated a general international haulage business, Britspan Ltd, as Managing Director from 1999 to 2001. From 1993 to 1999 he worked in his family's international haulage business, MJM Freight Services, initially in an operations role and became a Director in 1994. From 1988 to 1993 he worked in a UK regional accountancy practice specializing in the transport sector.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SAFE TRANSPORTATION SYSTEMS, INC.

                                          By: /s/ Timothy H. Meyrick
                                              ------------------------
                                              Timothy H. Meyrick
                                              President
Date: October 7, 2005